Century Capital Management Trust
                        --------------------------------

                       Amended and Restated Supplement to
          Century Shares Trust Prospectus, dated February 28, 2003 and
       Century Small Cap Select Fund Prospectus, dated February 28, 2003;
                                 Supplement to
  Century Shares Trust Statement of Additional Information, dated February 28, 2003 and Century Small Cap Select Fund Statement of Additional Information,
                            dated February 28, 2003

Century Shares Trust and Century Small Cap Select Fund (each, a "Fund" and, together, the "Funds") are separate series of Century Capital Management Trust (the "Master Trust"). The following information supplements the Funds' Prospectuses and Statements of Additional Information.

New Investment Advisory Agreements
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Century Capital Management, Inc., the Funds' investment adviser (the "Adviser")
has informed the Funds that it will enter into an asset purchase agreement with Century Capital Management, LLC, a newly organized Delaware limited liability company (the "Proposed Adviser"), pursuant to which the Proposed Adviser will acquire substantially all of the assets, and assume all of the liabilities, of the Adviser (the "Transaction"). Following the closing of the Transaction (the "Closing"), the Proposed Adviser will succeed to the business and affairs of the Adviser. The Closing is expected to occur in the first quarter of 2004, and will result in the automatic termination of the Investment Advisory Agreement, dated as of June 29, 2001, between Century Shares Trust and the Adviser (in the case of Century Shares Trust), and the Investment Advisory and Management Services Agreement, dated as of December 13, 1999, between Century Small Cap Select Fund and the Adviser (in the case of Century Small Cap Select Fund) (together, the "Current Investment Advisory Agreements").

At a meeting of the Board of Trustees of the Funds (the "Board") held by telephone on November 20, 2003, the Board approved a new investment advisory agreement between each Fund and the Proposed Adviser (together, the "Proposed Investment Advisory Agreements"), pursuant to which, on the date of the Closing and subject to shareholder approval of the Proposed Investment Advisory Agreements, the Proposed Adviser will become the investment adviser to the Funds. The Trustees expect to approve the Proposed Investment Advisory Agreements at an in-person meeting to be held prior to the Closing. The management fee rates to be paid to the Proposed Adviser under the Proposed Investment Advisory Agreements will be identical to those paid to the Adviser under the Current Investment Advisory Agreements; the Funds will not experience an increase in their management fee rates as a result of the Transaction.

The Adviser has informed the Funds that it anticipates no material changes in the investment objective of the Funds or the investment philosophy, policies or strategies of the Funds as a result of the Transaction. Upon the Closing, Allan
W. Fulkerson, who currently controls the Adviser, will become a part-time employee of the Proposed Adviser for 2004 and a consultant thereafter through 2010. The Proposed Adviser is controlled by Alexander L. Thorndike and Davis R. Fulkerson.

A special meeting of shareholders of the Funds (the "Special Meeting") has been tentatively scheduled for January 2004. At the Special Meeting, shareholders of the Funds will be asked to consider and approve the Proposed Investment Advisory Agreements. The Closing is contingent upon the approval of the Proposed Investment Advisory Agreements by shareholders of the Funds. If the Proposed Investment Advisory Agreements are not approved by shareholders or if the Closing does not occur, the Current Investment Advisory Agreements will remain in effect.

The expenses of the Transaction and costs of soliciting the proxies and the Special Meeting will be borne by the Adviser and/or the Proposed Adviser, and not by the Funds or their shareholders.

Change of Address
-----------------

The Adviser, the Master Trust and the Funds have changed the location of their principal offices to 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. Therefore, all references in the Prospectuses and Statements of Additional Information to One Liberty Square, Boston, Massachusetts 02109, the old address of the Adviser, the Master Trust and the Funds, are replaced in their entirety by this new address.

Customer Identification and Verification and Anti-Money Laundering Compliance
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The following information supplements the information provided in the section entitled "Shareholder Information--Purchasing Shares" on page 5 of the Century Shares Trust Prospectus and page 9 of the Century Small Cap Select Fund
Prospectus:

Customer Identification and Verification
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account with a Fund, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification, to ensure the identity of all persons opening a mutual fund account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such documents. The Fund will attempt to collect the missing information required on the application by contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established at the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established at the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check, less any applicable redemption fee. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on shares of the Fund and will be subject to corresponding tax implications. If you do not provide any requested information, the Fund will treat this as a request for redemption.

Anti-Money Laundering Compliance Program
----------------------------------------

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal Law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken with respect to a Fund when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption of your shares of a Fund if the Fund is required to withhold such proceeds.

November 24, 2003